                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               OCTOBER 12, 1998
               Date of Report (Date of earliest event reported)


                           NOVASTAR FINANCIAL, INC.
                           ------------------------
              (Exact Name of Registrant as Specified in Charter)

          Maryland                            001-135333                         74-2830661
------------------------------                ----------             ------------------------------------
 (State or Other Jurisdiction          (Commission File Number)      (I.R.S. Employer Identification No.)
 (of Incorporation)

      1901 West 47th Place
      Suite 105
      Westwood, Kansas                                                             66205
------------------------------                                                   ----------
(Address of Principal Executive Offices)                                         (Zip Code)



                                (913) 362-1090
                                --------------
                       (Registrant's Telephone Number,
                             Including Area Code)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     OTHER EVENTS
            ------------

            NovaStar Financial, Inc. (the "Company") has announced that current market conditions require the Company to increase its liquidity. In that regard, payment of the third quarter dividend of $0.35 per share has been delayed until January 15, 1999. A copy of the Company's Press Release is included herewith as Exhibit 99.


Item 7(c).  Exhibit
            -------

            99        Press Release, dated October 12, 1998



                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 12, 1998



                                    NOVASTAR FINANCIAL, INC.



                                    By: /s/ Mark J. Kohlrus
                                        ---------------------------------
                                        Mark J. Kohlrus
                                        Senior Vice President, Treasurer
                                        and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number
--------------


99             Press Release, dated October 12, 1998